Rule 497(e)
Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

First Trust Active Factor Large Cap ETF

First Trust Active Factor Mid Cap ETF

First Trust Active Factor Small Cap ETF

(each a “Fund” and collectively, the “Funds”)

Supplement To each Fund’s Prospectus and Statement of Additional Information

Dated May 21, 2021

Notwithstanding anything to the contrary in the Funds’ Prospectus or Statement of Additional Information, effective May 1, 2021, Daniel J. Lindquist, Jon C. Erickson, David G. McGarel, Roger F. Testin, Stan Ueland and Chris A. Peterson are joined by a new portfolio manager, Chris Bush.

Chris Bush is Vice President of strategy research. He joined First Trust in May 2005. Chris is responsible for developing and implementing quantitative equity investment strategies and he became a member of First Trust Advisors Sub-Equity Investment Committee in 2018. Chris received his BS in Business Administration from John Brown University in 2005 and is currently pursuing a Masters in Data Science from Northwestern University. He has over 15 years of financial services industry experience and is a recipient of the Chartered Financial Analyst designation. He is a member of the CFA Institute, the CFA Society of Chicago and the Chicago Quantitative Alliance.

As of April 30, 2021, Chris Bush managed investment vehicles (other than the funds of the Trust) with the number of accounts and assets set forth in the table below:

Portfolio Manager	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)
Chris Bush	0 ($0)	0 ($0)	0 ($0)

Please Keep this Supplement with Your Fund Prospectus and

Statement of Additional Information for Future Reference